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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934






                    The Exploration Company of Delaware, Inc.
             (Exact name of registrant as specified in its charter)


                    500 North Loop 1604 East, Suite 250
                            San Antonio, Texas 78232
                    (Address of principal executive offices)


                                 (210) 496-5300
              (Registrant's telephone number, including area code)



        Delaware                    0-9120                     84-0793089
(State or other jurisdiction    Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)






Date of Report (Date of Earliest Event Required to be Reported): Dec. 16, 1999



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Item 8.  Change in Fiscal Year


     On December 16, 1999, the Board of Directors of The Exploration Company of Delaware, Inc. ("TXCO") elected to change the Company's annual reporting period from a fiscal year ending August 31 to a calendar year ending December 31. The transition period for this change will be reported on Form 10-Q for the three month period ended December 31, 1999.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             THE EXPLORATION COMPANY
                                  (Registrant)


                             /s/ Roberto R. Thomae
                             Roberto R. Thomae
                             Chief Financial Officer
                             Secretary/Treasurer
                             (Principal Accounting Officer)



Date:  December 29, 1999